UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/12/2005

Amedisys, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-24260

Delaware	11-3131700
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

11100 Mead Road
Suite 300
Baton Rouge, LA 70816
(Address of Principal Executive Offices, Including Zip Code)

(225) 292-2031
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On August 10, 2005, Amedisys, Inc. issued a press release announcing the acquisition of the home health assets of SpectraCare Home Health Services, Inc., effective August 10, 2005.

Item 9.01.    Financial Statements and Exhibits

Press release dated August 10, 2005, announcing the acquisition of the home health assets of SpectraCare Home Health Services, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Amedisys, Inc.

Date: August 12, 2005.	By:	/s/ Gregory H. Browne
Gregory H. Browne
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated August 10, 2005, announcing the acquisition of the home health assets of SpectraCare Home Health Services, Inc.